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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report: August 24, 1999



                            CYBEX INTERNATIONAL, INC.
             (Exact Name of Registrant as Specified in its Charter)



          NEW YORK                      0-4538                   11-1731581
(State or other jurisdiction of   (Commission File No.)      (I.R.S. Employer
incorporation or organization)                               Identification No.)



                  10 TROTTER DRIVE, MEDWAY, MASSACHUSETTS 02053
                    (Address of Principal Executive Offices)



       Registrant's Telephone Number, Including Area Code: (508) 533-4300
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Item 5:  Other Events.
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     The Registrant has received the resignation, effective October 4, 1999, of
William Hurley, as its Vice President/Chief Financial Officer. The Registrant's press release with respect to this matter is attached as Exhibit 99.1 hereto.

Item 7:  Financial Statements and Exhibits.
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     Exhibit 99.1:       Press Release Dated August 24, 1999
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATED: August 24, 1999
                              CYBEX INTERNATIONAL, INC.

                              By: /s/ Peter C. Haines
                                 ------------------------------------
                                 Peter C. Haines, President
                                 and Chief Executive Officer

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